UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 12, 2021

Affirm Holdings, Inc.

(Exact Name of the Registrant as Specified in Charter)

Delaware	001-39888	84-2224323
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 California Street	San Francisco	California	94108
(Street Address)	(City)	(State)	(Zip Code)

Registrant’s telephone number, including area code (415) 984-0490

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s)	Name of exchange on which registered
Class A common stock, $0.00001 par value	AFRM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders

The description in Item 5.03 below of the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of Affirm Holdings, Inc. (the “Company”) is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amended and Restated Certificate of Incorporation

On January 12, 2021, the Company amended and restated its Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”). A description of the Amended and Restated Certificate of Incorporation is set forth in the section of the Company’s final prospectus, dated January 12, 2021 (the “Prospectus”), entitled “Description of Capital Stock.” The Amended and Restated Certificate of Incorporation is the same as previously described in the Company’s Registration Statement on Form S-1 (File No. 333-250184) (the “Registration Statement”) and is in such form as was previously filed as an exhibit to the Registration Statement. The description of the Amended and Restated Certificate of Incorporation is qualified in its entirety by reference to the full text of the Amended and Restated Certificate of Incorporation filed herewith as Exhibit 3.1 and incorporated herein by reference.

Amended and Restated Bylaws

On January 12, 2021, the Company adopted amended and restated bylaws (the “Amended and Restated Bylaws”). A description of the Amended and Restated Bylaws is set forth in the section of the Prospectus entitled “Description of Capital Stock.” The Amended and Restated Bylaws are the same as those previously described in the Registration Statement and are in such form as was previously filed as an exhibit to the Registration Statement. The description of the Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws filed herewith as Exhibit 3.2 and incorporated herein by reference.

Item 8.01. Other Events.

On January 15, 2021, the Company closed its initial public offering (the “IPO”) of 28,290,000 shares of its Class A common stock, $0.00001 par value per share (the “Common Stock”), including 3,690,000 shares pursuant to the option granted to the underwriters to purchase additional shares of Common Stock, at an offering price of $49.00 per share, pursuant to the Company’s Registration Statement. The proceeds, before expenses, to the Company from the IPO were $1,312,047,765.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Affirm Holdings, Inc.
3.2	Amended and Restated Bylaws of Affirm Holdings, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFIRM HOLDINGS, INC.

	By:	/s/ Sharda Caro del Castillo
		Name:	Sharda Caro del Castillo
		Title:	Chief Legal Officer

Date: January 15, 2021